Exhibit 99.2
CRANE CO.
Income Statement Data
(in millions, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2015		September 30, 2015
	2015	2014	2015	2014
Net Sales:
Fluid Handling	$264.7	$314.5	$832.2	$949.8
Payment & Merchandising Technologies	170.6	181.1	529.0	534.8
Aerospace & Electronics	171.7	167.2	500.4	513.7
Engineered Materials	62.9	64.7	198.4	196.1
Total Net Sales	$669.9	$727.4	$2,060.0	$2,194.3

Operating Profit (Loss):
Fluid Handling	$29.4	$48.1	$96.2	$144.8
Payment & Merchandising Technologies	25.2	25.1	72.5	51.2
Aerospace & Electronics	36.5	29.9	98.2	98.3
Engineered Materials	12.5	9.0	39.0	29.6
Corporate	(10.4)	(8.6)	(36.5)	(41.5)
Environmental provision	—	(55.8)	—	(55.8)
Total Operating Profit	93.2	47.7	269.4	226.7

Interest Income	0.5	0.4	1.4	1.1
Interest Expense	(9.1)	(9.6)	(28.5)	(29.1)
Miscellaneous - Net	(0.3)	0.3	(0.2)	(1.4)
Income Before Income Taxes	84.3	38.9	242.1	197.3
Provision for Income Taxes	27.1	10.7	77.7	60.3
Net income before allocation to noncontrolling interests	57.2	28.2	164.4	137.0
Less: Noncontrolling interest in subsidiaries' earnings	0.3	0.1	0.7	0.5
Net income attributable to common shareholders	$56.9	$28.1	$163.7	$136.5

Share Data:
Earnings per Diluted Share	$0.97	$0.47	$2.78	$2.28

Average Diluted Shares Outstanding	58.8	59.9	58.8	59.7
Average Basic Shares Outstanding	58.1	59.0	58.0	58.8

Supplemental Data:
Cost of Sales	$431.1	$475.8	$1,341.9	$1,421.3
Selling, General & Administrative	141.4	143.6	431.2	460.7
Environmental Provision	—	55.8	—	55.8
Repositioning Charges (see non-GAAP measures)	2.0	3.4	11.7	11.6
Acquisition Related Charges (see non-GAAP measures)	2.2	1.1	5.8	18.3
Depreciation and Amortization *	16.5	18.0	49.9	58.0
Stock-Based Compensation Expense *	5.0	5.4	15.8	15.9

* Amount included within Cost of Sales and Selling, General & Administrative costs.

CRANE CO.
Condensed Balance Sheets
(in millions)

	September 30, 2015	December 31, 2014
ASSETS
Current Assets
Cash and Cash Equivalents	$335.2	$346.3
Accounts Receivable, net	430.1	410.9
Current Insurance Receivable - Asbestos	20.5	20.5
Inventories, net	401.6	369.7
Other Current Assets	52.9	47.8
Total Current Assets	1,240.3	1,195.2

Property, Plant and Equipment, net	280.1	290.3
Long-Term Insurance Receivable - Asbestos	113.1	126.8
Other Assets	593.6	647.3
Goodwill	1,175.6	1,191.3

Total Assets	$3,402.7	$3,450.8

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$97.7	$100.8
Accounts Payable	221.0	228.8
Current Asbestos Liability	79.0	79.0
Accrued Liabilities	242.5	225.8
Income Taxes	12.1	5.6
Total Current Liabilities	652.3	640.0

Long-Term Debt	749.2	749.2
Long-Term Deferred Tax Liability	41.6	46.3
Long-Term Asbestos Liability	484.7	534.5
Other Liabilities	364.5	410.1

Total Equity	1,110.4	1,070.6

Total Liabilities and Equity	$3,402.7	$3,450.8

CRANE CO.
Condensed Statements of Cash Flows
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating Activities:
Net income attributable to common shareholders	$56.9	$28.1	$163.7	$136.5
Noncontrolling interest in subsidiaries' earnings	0.3	0.1	0.7	0.5
Net income before allocations to noncontrolling interests	57.2	28.2	164.4	137.0
Environmental Provision	—	55.8	—	55.8
Restructuring - Non Cash	0.1	—	1.5	1.0
Depreciation and amortization	16.5	18.0	49.9	58.0
Stock-based compensation expense	5.0	5.4	15.8	15.9
Defined benefit plans and postretirement expense	(6.1)	(2.9)	(9.7)	(8.8)
Deferred income taxes	15.4	(7.0)	23.4	3.7
Cash provided by (used for) operating working capital	8.1	7.1	(46.6)	(47.3)
Defined benefit plans and postretirement contributions	(7.3)	(9.7)	(15.4)	(22.7)
Environmental payments, net of reimbursements	(6.0)	(3.9)	(13.6)	(8.6)
Other	(1.9)	(7.4)	(17.8)	(24.2)
Subtotal	81.1	83.6	151.9	159.6
Asbestos related payments, net of insurance recoveries	(11.4)	(15.4)	(36.2)	(46.2)
Total provided by operating activities	69.7	68.2	115.7	113.4

Investing Activities:
Capital expenditures	(8.1)	(11.5)	(28.2)	(32.2)
Proceeds from disposition of capital assets	—	3.9	1.9	5.0
Proceeds from divestiture	—	—	—	2.1
Proceeds from acquisition	—	—	—	6.1
Total used for investing activities	(8.1)	(7.6)	(26.4)	(19.0)

Financing Activities:
Dividends paid	(19.2)	(19.5)	(57.4)	(54.8)
Reacquisition of shares on open market	—	—	(25.0)	—
Stock options exercised - net of shares reacquired	0.3	0.9	7.3	8.7
Excess tax benefit (shortfall) from stock-based compensation	—	0.4	(0.2)	7.9
Repayment of credit facility	—	(39.0)	(100.0)	(11.0)
Proceeds from issuance (repayment) of commercial paper	(25.0)	—	97.0	—
Total used for financing activities	(43.8)	(57.2)	(78.3)	(49.1)

Effect of exchange rate on cash and cash equivalents	(8.8)	(16.0)	(22.1)	(14.3)
Increase (decrease) in cash and cash equivalents	8.9	(12.5)	(11.1)	31.0
Cash and cash equivalents at beginning of period	326.3	314.2	346.3	270.6
Cash and cash equivalents at end of period	$335.2	$301.7	$335.2	$301.7

CRANE CO.
Order Backlog
(in millions)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Fluid Handling	$278.6	$287.3	$304.3	$311.1	$349.6
Payment & Merchandising Technologies	55.5	61.1	68.1	68.3	58.8
Aerospace & Electronics	459.9	448.1	446.1	422.1	404.8
Engineered Materials	13.7	15.4	18.6	16.7	14.4
Total Backlog	$807.8	$811.9	$837.2	$818.1	$827.7

CRANE CO.
Non-GAAP Financial Measures
(in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change September 30, 2015	Percent Change September 30, 2015
	2015	2014	2015	2014	Three Months	Nine Months
INCOME ITEMS
Net Sales	$669.9	$727.4	$2,060.0	$2,194.3	(7.9)%	(6.1)%

Operating Profit	93.2	47.7	269.4	226.7	95.3%	18.8%
Percentage of Sales	13.9%	6.6%	13.1%	10.3%

Special Items impacting Operating Profit:
MEI acquisition related inventory and backlog amortization	—	—	—	4.8
MEI acquisition related integration costs	2.2	1.0	5.6	7.7
MEI acquisition related restructuring costs	—	0.1	0.2	5.7
Repositioning charges	2.0	3.4	11.7	11.6
Lawsuit settlement charge	—	—	—	6.5
Environmental Provision	$—	$55.8	$—	$55.8
Operating Profit before Special Items	$97.4	$108.0	$286.9	$318.8	(9.8)%	(10.0)%

Percentage of Sales	14.5%	14.9%	13.9%	14.5%

Net Income Attributable to Common Shareholders	$56.9	$28.1	$163.7	$136.5
Per Share	$0.97	$0.47	$2.78	$2.28	106.5%	21.8%

Special Items impacting Net Income Attributable to Common Shareholders:

MEI acquisition related inventory and backlog amortization - Net of Tax	—	—	—	3.0
Per Share				$0.05

MEI acquisition related integration charges - Net of Tax	1.4	0.8	3.7	5.8
Per Share	$0.02	$0.01	$0.06	$0.10

MEI acquisition related restructuring charges - Net of Tax	0.2	0.1	0.3	3.8
Per Share	$0.00	$0.00	$0.00	$0.06

Repositioning charges - Net of Tax	1.9	2.3	9.0	8.1
Per Share	$0.03	$0.04	$0.15	$0.13

Lawsuit settlement charge - Net of Tax	—	—	—	4.2
Per Share		$—		$0.07

Environmental Provision - Net of Tax	—	36.3	—	36.3
Per Share		$0.61		$0.61

Loss on business divestiture - Net of Tax	—	—	—	1.1
Per Share				$0.02

Gain on real estate divestiture - Net of Tax	—	(0.7)	—	(0.7)
Per Share		$(0.01)		$(0.01)
Net Income Attributable To Common Shareholders Before Special Items	$60.3	$66.8	$176.7	$198.0	(9.7)%	(10.8)%
Per Share	$1.03	$1.12	$3.00	$3.31	(8.0)%	(9.4)%

CRANE CO.
Guidance
(in millions, except per share data)

	2015 Full Year Guidance
2015 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$3.87	$3.97
MEI acquisition related integration and restructuring costs - Net of Tax	0.08	0.08
Repositioning actions - Net of Tax	0.15	0.15
Earnings Per Share - Non-GAAP basis	$4.10	$4.20

	Three Months Ended September 30,		Nine Months Ended September 30,		2015 Full Year Guidance
	2015	2014	2015	2014	Low	High
CASH FLOW ITEMS
Cash Provided by Operating Activities
before Asbestos - Related Payments	$81.1	$83.6	$151.9	$159.6	$298.5	$298.5
Asbestos Related Payments, Net of Insurance Recoveries	(11.4)	(15.4)	(36.2)	(46.2)	(58.5)	(48.5)
Cash Provided by Operating Activities	69.7	68.2	115.7	113.4	240.0	250.0
Less: Capital Expenditures	(8.1)	(11.5)	(28.2)	(32.2)	(50.0)	(40.0)
Free Cash Flow	$61.5	$56.7	$87.4	$81.3	$190.0	$210.0

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.